                                                                SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 24
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

This amendment dated as of December 1, 2011, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Agreement to remove the following series portfolios: Invesco V.I. Basic Balanced Fund, Invesco V.I. Dynamics Fund, Invesco V.I. Financial Services Fund, Invesco V.I. Global Multi-Asset Fund, Invesco V.I. Large Cap Growth Fund, Invesco V.I. Global Dividend Growth Fund, Invesco V.I. Income Builder Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Select Dimensions Dividend Growth Fund, Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, Invesco Van Kampen V.I. Government Fund, Invesco Van Kampen V.I. High Yield Fund, Invesco Van Kampen V.I. International Growth Equity Fund and Invesco Van Kampen V.I. Value Fund;

     NOW, THEREFORE, the parties agree that:

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                                              EFFECTIVE DATE OF
NAME OF FUND                                                  ADVISORY AGREEMENT
------------                                                  ------------------
Invesco V.I. Balanced-Risk Allocation Fund                    January 7, 2011
Invesco V.I. Basic Value Fund                                 September 10, 2001
Invesco V.I. Capital Appreciation Fund                        May 1, 2000
Invesco V.I. Capital Development Fund                         May 1, 2000
Invesco V.I. Core Equity Fund                                 May 1, 2000
Invesco V.I. Diversified Income Fund                          May 1, 2000
Invesco V.I. Global Health Care Fund                          April 30, 2004
Invesco V.I. Global Real Estate Fund                          April 30, 2004
Invesco V.I. Government Securities Fund                       May 1, 2000
Invesco V.I. High Yield Fund                                  May 1, 2000
Invesco V.I. International Growth Fund                        May 1, 2000
Invesco V.I. Leisure Fund                                     April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                         September 10, 2001
Invesco V.I. Money Market Fund                                May 1, 2000
Invesco V.I. Small Cap Equity Fund                            September 1, 2003
Invesco V.I. Technology Fund                                  April 30, 2004
Invesco V.I. Utilities Fund                                   April 30, 2004
Invesco V.I. Dividend Growth Fund                             February 12, 2010
Invesco V.I. High Yield Securities Fund                       February 12, 2010
Invesco V.I. S&P 500 Index Fund                               February 12, 2010

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund  February 12, 2010
Invesco Van Kampen V.I. Capital Growth Fund                   February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                         February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund                February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund              February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund                February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                   February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                    February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                   INVESCO V.I. BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                    ANNUAL RATE*
----------                                                    ------------
First $250 million .......................................        0.95%
Next $250 million ........................................       0.925%
Next $500 million ........................................        0.90%
Next $1.5 billion ........................................       0.875%
Next $2.5 billion ........................................        0.85%
Next $2.5 billion ........................................       0.825%
Next $2.5 billion ........................................        0.80%
Over $10 billion .........................................       0.775%

* To the extent Invesco V.I. Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund IV Ltd., a direct wholly-owned subsidiary of Invesco V.I. Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco V.I. Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund IV Ltd.

                          INVESCO V.I. BASIC VALUE FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million ........................................      0.695%
Next $250 million .........................................       0.67%
Next $500 million .........................................      0.645%
Next $1.5 billion .........................................       0.62%
Next $2.5 billion .........................................      0.595%
Next $2.5 billion .........................................       0.57%
Next $2.5 billion .........................................      0.545%
Over $10 billion ..........................................       0.52%

                     INVESCO V.I. CAPITAL APPRECIATION FUND
                          INVESCO V.I. CORE EQUITY FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................      0.65%
Over $250 million..........................................      0.60%

                      INVESCO V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................     0.745%
Next $100 million..........................................      0.73%
Over $350 million..........................................     0.625%

                      INVESCO V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................      0.60%
Over $250 million..........................................      0.55%

                       INVESCO V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................     0.745%
Next $250 million..........................................      0.73%
Next $500 million..........................................     0.715%
Next $1.5 billion..........................................      0.70%
Next $2.5 billion..........................................     0.685%
Next $2.5 billion..........................................      0.67%
Next $2.5 billion..........................................     0.655%
Over $10 billion...........................................      0.64%

                      INVESCO V.I. GLOBAL HEALTH CARE FUND
                      INVESCO V.I. GLOBAL REAL ESTATE FUND
                            INVESCO V.I. LEISURE FUND
                          INVESCO V.I. TECHNOLOGY FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................      0.75%
Next $250 million..........................................      0.74%
Next $500 million..........................................      0.73%
Next $1.5 billion..........................................      0.72%
Next $2.5 billion..........................................      0.71%
Next $2.5 billion..........................................      0.70%
Next $2.5 billion..........................................      0.69%
Over $10 billion...........................................      0.68%

                     INVESCO V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................      0.50%
Over $250 million..........................................      0.45%

                          INVESCO V.I. HIGH YIELD FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $200 million.........................................     0.625%
Next $300 million..........................................      0.55%
Next $500 million..........................................      0.50%
Over $1 billion............................................      0.45%

                     INVESCO V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................      0.75%
Over $250 million..........................................      0.70%

                      INVESCO V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $500 million.........................................     0.725%
Next $500 million..........................................     0.700%
Next $500 million..........................................     0.675%
Over $1.5 billion..........................................      0.65%

                         INVESCO V.I. MONEY MARKET FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................      0.40%
Over $250 million..........................................      0.35%

                           INVESCO V.I. UTILITIES FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
All Assets.................................................      0.60%

                        INVESCO V.I. DIVIDEND GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................     0.545%
Next $750 million..........................................      0.42%
Next $1 billion............................................     0.395%
Over $2 billion............................................      0.37%

                INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $1 billion...........................................      0.67%
Next $500 million..........................................     0.645%
Next $1 billion............................................      0.62%
Next $1 billion............................................     0.595%
Next $1 billion............................................      0.57%
Over $4.5 billion..........................................     0.545%

                     INVESCO V.I. HIGH YIELD SECURITIES FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $500 million.........................................      0.42%
Next $250 million..........................................     0.345%
Next $250 million..........................................     0.295%
Next $1 billion............................................      0.27%
Next $1 billion............................................     0.245%
Over $3 billion............................................      0.22%

                         INVESCO V.I. S&P 500 INDEX FUND
          INVESCO V.I. SELECT DIMENSIONS EQUALLY-WEIGHTED S&P 500 FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $2 billion...........................................      0.12%
Over $2 billion............................................      0.10%

                   INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million.........................................     0.695%
Next $250 million..........................................      0.67%
Next $500 million..........................................     0.645%
Next $500 billion..........................................      0.62%
Next $3.45 billion.........................................      0.60%
Next $250 million..........................................     0.595%
Next $2.25 billion.........................................      0.57%
Next $2.5 billion..........................................     0.545%
Over $10 billion...........................................      0.52%

                      INVESCO VAN KAMPEN V.I. COMSTOCK FUND
                 INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $500 million.........................................      0.60%
Over $500 million..........................................      0.55%

                 INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $150 million.........................................      0.50%
Next $100 million..........................................      0.45%
Next $100 million..........................................      0.40%
Over $350 million..........................................      0.35%

                   INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $500 million.........................................      0.75%
Next $500 million..........................................      0.70%
Over $1 billion............................................      0.65%

                   INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $1 billion...........................................      0.72%
Over $1 billion............................................      0.65%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

                                         AIM VARIABLE INSURANCE FUNDS
                                         (INVESCO VARIABLE INSURANCE FUNDS)

Attest:  /s/ Peter Davidson              By: /s/ John M. Zerr
         -----------------------             ------------------------------
         Assistant Secretary                 John M. Zerr
                                             Senior Vice President
(SEAL)

                                         INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson              By: /s/ John M. Zerr
         -----------------------             ------------------------------
         Assistant Secretary                 John M. Zerr
                                             Senior Vice President
(SEAL)